John Hancock Funds II

Supplement dated May 7, 2015 to the current Prospectus

Small Cap Opportunities Fund (the fund)

The following information supplements and supersedes any information to the contrary regarding the fund contained in the Prospectus.

Edward A. Trumpbour no longer serves as a portfolio manager of the fund. Accordingly, all references to Mr. Trumpbour as a portfolio manager of the fund are removed from the prospectus. Rastislav (Rasto) Berlansky, CFA, Joseph H. Chi, CFA, Jed S. Fogdall, Henry F. Gray, Bhanu Singh, Joseph C. Craigen, CFA, Daniel L. Miller, CFA, Juliet Ellis, CFA, and Juan Hartsfield, CFA will continue to serve as portfolio managers to the fund.

You should read this Supplement in conjunction with the Prospectus and retain it for future reference.

John Hancock Funds II

Supplement dated May 7, 2015 to the current Statement of Additional Information (SAI)

Small Cap Opportunities Fund (the fund)

The following information supplements and supersedes any information to the contrary regarding the fund contained in the SAI.

Edward A. Trumpbour no longer serves as a portfolio manager of the fund. Accordingly, all references to Mr. Trumpbour as a portfolio manager of the fund are removed from the SAI. Rastislav (Rasto) Berlansky, CFA, Joseph H. Chi, CFA, Jed S. Fogdall, Henry F. Gray, Bhanu Singh, Joseph C. Craigen, CFA, Daniel L. Miller, CFA, Juliet Ellis, CFA, and Juan Hartsfield, CFA will continue to serve as portfolio managers to the fund.

You should read this Supplement in conjunction with the SAI and retain it for future reference.